    As filed with the Securities and Exchange Commission on August 15, 2001



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                August 15, 2001

                          BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                       (IRS Employer Identification No.)

                             100 North Tryon Street
                           Charlotte, North Carolina
                    (Address of principal executive offices)

                                     28255
                                   (Zip Code)

                                 (888) 279-3457
              (Registrant's telephone number, including area code)

     ITEM 5.  OTHER EVENTS.

     On August 15, 2001, Bank of America Corporation (the "Registrant") issued a press release regarding its auto lease and subprime real estate lending businesses. The press release entitled "Bank of America makes strategic decision to exit underperforming businesses" dated August 15, 2001 is attached hereto as Exhibit 99.1 and incorporated by reference herein.


     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT

     99.1 Press Release dated August 15, 2001 entitled "Bank of America makes strategic decision to exit underperforming businesses"

     99.2 Scripts prepared for use by Kenneth D. Lewis, Chairman, President and Chief Executive Officer, and James H. Hance, Jr., Vice Chairman and Chief Financial Officer, for investor presentation on August 15, 2001 (the "Scripts")


     ITEM 9.  REGULATION FD DISCLOSURE.

     On August 15, 2001, the Registrant participated in a simultaneous investor presentation and webcast to discuss its auto lease and subprime real estate lending businesses and the contents of the press release. Scripts prepared for use by Kenneth D. Lewis and James H. Hance, Jr. at this presentation are furnished herewith as Exhibit 99.2 and incorporated by reference in
     Item 9. All information in the Scripts is presented as of August 15, 2001, and the Registrant does not assume any obligation to update said information in the future.

                                 SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BANK OF AMERICA CORPORATION



                                    By: /s/ Marc D. Oken
                                       ------------------------------------
                                             Marc D. Oken
                                             Executive Vice President and
                                              Principal Financial Executive



Dated: August 15, 2001

                                 EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION OF EXHIBIT

99.1 Press Release dated August 15, 2001 entitled "Bank of America makes strategic decision to exit underperforming businesses"

99.2 Scripts prepared for use by Kenneth D. Lewis, Chairman, President and Chief Executive Officer, and James H. Hance, Jr., Vice Chairman and Chief Financial Officer, for investor presentation on August 15, 2001 (the "Scripts")